Exhibit 99.2

High - quality Wi - Fi Audio Delivering Immersive Sound WiSA Technologies, Inc. Q4 2021 Investor Call March 11, 2022 NASDAQ: WISA

Forward Looking Statements This presentation of WiSA Technologies, Inc . , formerly Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “ WiSA ”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our inability to predict or measure supply chain disruptions resulting from the COVID - 19 pandemic and other drivers, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC, as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

Historically, Immersive Audio was Confined to the Home Theater WiSA technology enabled immersive home theater audio quality over wireless speakers Precise synchronization of audio and video Transmission of multi - channel, high - bitrate, uncompressed audio streams Guaranteed reliability of the wireless link Extremely low latency Synchronization of as many as 8 speakers Ubiquitous fast Wi - Fi Opportunities for Market Growth Strong engineering team with 10 - years experience in high - quality audio over Wi - Fi Leadership in Wireless Audio Proliferation of multi - role speakers Trends in audio consumption and audio codecs

WiSA in Production with Quality Audio Market Leaders WiSA has defined and implemented the industry standard for wireless transmission of high - resolution, high - reliability wireless audio ▪ Unmatched market leadership in wireless audio for home theater ▪ Ensuring interoperability among high - quality wireless audio systems ▪ Working with the brand leaders in home theater audio quality

Growth Strategy - Expanding our Role in the Category Summit Wireless and WiSA Association now under WiSA Technologies, Inc. umbrella Engineering R/D G&A and Operations Business Dev. Applications Formally Summit Wireless WiSA Technologies, Inc. WiSA Association Consumer Business Dev. Wave Marketing Interoperability Cert. Testing

Expansion of Consumer Awareness of WiSA New branding strategy will increase visibility of cool products not branded interoperable!

Moving Towards Lower Costs and Ubiquity Proprietary Module Low - cost IoT Chip Modules Embedded Software/IP Current Launching Next WiSA Interoperable Gen1 Interoperable + + 2022 2023

WiSA Product Families

WiSA Technologies has a 10-year history of providing feature-rich wireless spatial technology for the premium market.

WiSA Technologies' recent product and partnership announcements focus on bringing the same technical know-how to build and market wireless spatial technology for mass-market products.



High
Feature set
Low
Home theater speakers, high-end TVs, dongles
WiSA HT
TVs
STBs
Soundbars
Home theater speakers
Smart speakers
Headsets
Dongles
WiSA E
Entry to mid-level soundbars, Bluetooth audio applications
WiSA DS
Low
Cost
High

ASIC Vendor	Price
Custom	$$$$
Realtek Others	$$
Espressif	$

Audio Market Segmentation Sonos Audiophile Consumer System Audio A/S $2,086 Soundbar + rears + sub $1,800 5.1 discrete speakers $1,100 5.1 discrete speakers $1,100 5.1 discrete speakers $ 950 5.1 discrete speakers

Audio Market Segmentation Sonos Audiophile Consumer System Audio A/S LG Bowers & Wilkins Vizio Sony Hisense Klipsch Polk LG JBL Bose Definitive Logitech Yamaha Samsung KEF ELAC Insignia Martin Logan Nakamichi HARMAN Denon

WiSA Delivers the Open Wi - Fi Transport for High - Quality Wireless Audio • Audio source devices and speakers shared on common Wi - Fi network • Combine multiple speakers to create spatial audio sound fields • Seamlessly mix and match audio sources and speakers/headsets as desired

Growth Opportunities for WiSA (TAM) Home Theater Speakers 44MU Soundbars/Smart TVs 42MU 231MU Smart Speakers 204MU Gaming Desktops 38MU Laptops 196MU Tablets 135MU Wireless Headsets 158MU STB's 253MU Streaming Sticks 118MU Smart Phones 1,418MU HT DS E

The SoundSend app can be ported to TV Operating Systems for a seamless and elegant user experience The app will be expanded from Android TVs to Web OS (LG) and Tizen (Samsung) in 2022 Expanding WiSA’s TV Application

WiSA DS New Feature: March 2022 Summit Wireless Proprietary WiSA DS Rx WiSA DS Tx Relative to Primary Competitor: • More audio channels • Stronger wireless performance • Lower Price < $15 for wireless modules

35.8 38.7 41.8 44.9 48.3 52.1 2020 2021 2022 2023 2024 2025 Soundbars Units * (in Ms ) Soundbars: Target Market of Discovery Technology 2022 Projected Soundbar SAM** ** Management estimates: Factors include content availability, simplicity for the consumer, price, multiple brands Audio Configuration WiSA DS Soundbar units (Ms) 41.8 Market Share 5% WiSA Systems (Ms) 2.1 Speakers per configuration 3 Transmitters per system 1 Modules (Ms) 8.4 Module ASP ($ per unit) $3.00 Rev. Opportunity (Ms of $) $25 * Source: Infiniti Research September 2021

Where does WiSA Fit into the Spatial Audio Ecosystem? Ecosystem Requirements for Spatial Audio Wireless Transport • Precise synchronization across many disparate speakers • Guaranteed reliability of the wireless link • Ability to transmit multi - channel, high - bitrate audio streams • Extremely low latency Content Publishing and Distribution: Spotify, Tencent, Amazon, YouTube, etc. Wireless Medium: Wi - Fi Spatial Audio Decode: Dolby Atmos, DTS - X, Spatial Wireless Transport

WiSA Growth Continues Revenue and Growth YOY 26,200 365,800 2,100,000 ~ 4,000,000 2019 A 2020 A 2021 A 2022 E Annual Website Traffic Number of unique users 31% 41% 172% ~40% 2019A 2020A 2021A 2022E

18 NASDAQ: WISA 93% Q4 2021 Revenue Growth $1.0 $2.0 $1.7 $2.4 $6.5 Q4 '20A Q4 '21A 2019A 2020A 2021A 2022E 18% 29% 29% Revenue & Gross Margin ($ in M) Q4 ‘21 • $2.0M revenue, up 93% vs. Q4 ’20 • 30% gross margin, up from 24% in Q4 ‘20 • $3.7M opex , including $0.5M of non - cash, vs. $3.9M, including $0.9M of non - cash in Q4 ’20 • $3.1M net loss, vs. $3.7M in Q4 ’20 • $13.1M cash 12/31/2021 2022 Guidance • 30 - 50% full year revenue growth vs. full year 2021 • 28 - 30% gross margin target • Sufficient cash through 2022 - 4% 17% ~$9.2 As reported with the Q4 2021 results on March 11, 2022. 2022 revenue and gross margin guidance mid - point of range. 28%

Summary Slide – WiSA Technologies, Inc. • Technology roadmap expands WiSA from Audiophile market to broad immersive audio consumer market with 1+B unit TAM • Exit 2022 with 4 product lines contributing revenue in 2023 • Revenue ramp continues with 30 - 50% YOY growth expected in 2022 • Balance sheet has sufficient cash to complete development of 2.4 GHz and 5 GHz IoT solutions and operate through 2022 • We believe the sum of: • Explosive growth in immersive audio in the consumer market • The industry’s only comprehensive wireless product offering for immersive audio • A thriving WiSA Association with its Wave initiative and trademarks • … solidly positions WiSA Technologies to drive anticipated growth through 2022 and increasing shareholder value